Exhibit 99.1
Compass, Christie’s International Real Estate, @properties, and Ansley Real Estate Agree to Join Forces

Christie’s International Real Estate Has 100+ Affiliates in Almost 50 Countries and Territories Around the World and Maintains a Close Partnership with the Christie’s Auction House

@properties is the 8th Largest Residential Brokerage in the US by Sales Volume1

Best-in-Class Title & Mortgage Offerings in Key Markets Will Also Be Included

New York, NY - December 2, 2024 - Compass Inc. (NYSE: COMP) (“Compass”), Christie’s International Real Estate, and @properties have announced that they will be joining forces in a move to accelerate domestic and international growth opportunities.

Christie’s International Real Estate has global reach with a network of 100+ independently owned domestic and international Affiliates across 50 countries and territories. @properties is the 8th largest residential brokerage in the United States by sales volume, with operations in Greater Chicago, Indiana, Michigan, Wisconsin, and Metro Atlanta (through the Ansley Real Estate Brand). @properties’ Northern California operation, under the Christie’s International Real Estate Sereno brand, will become an independent brokerage while maintaining its network affiliation. Compass plans to continue to grow the independent affiliate network through the Christie's International Real Estate brand both domestically and internationally.

“This partnership will allow us to empower strong independent brokerages and broker-owner entrepreneurs around the world who are Affiliates under Christie’s International Real Estate,” said Robert Reffkin, Compass Founder and CEO. “Our companies share the same passion for empowering entrepreneurial agents. Together, we will be able to provide unparalleled resources and support to help everyone succeed and deliver exceptional client experiences.”

“Compass shares our commitment to enhance the real estate industry through technology, marketing, and exceptional service and to embrace the local, independent broker through the Christie’s International Real Estate and @properties brands,” said Thad Wong, @properties Co-CEO. Mike Golden, @properties Co-CEO, added, “This is a very complementary union that respects our unique brands and empowers agents to provide an even better experience for the clients they serve.”

This addition will also include best-in-class title and mortgage businesses (namely, Proper Title and Proper Rate) as well as a lead-generation business (Suburban Jungle), which is in-line with Compass’s long-term strategy to add high-margin services to its portfolio.

Conference Call Details & Investor Materials
Compass is hosting an investor conference call on Monday, December 2, 2024, at 5 p.m. ET to discuss the transaction details. The conference call will be accessible via the Internet on the Compass Investor Relations website https://investors.compass.com. You can also access the audio webcast via the following link. Accompanying materials detailing the specifics of the transaction and a recording of the conference call will be available online under the SEC Filings and Events & Presentations sections of the Compass Investor Relations website: https://investors.compass.com.

About Compass
Compass is the largest residential real estate brokerage in the United States by sales volume2. Founded in 2012 and based in New York City, Compass provides an end-to-end platform that empowers its residential real estate agents to deliver exceptional service to seller and buyer clients. The platform includes an integrated suite of cloud-based software for customer relationship management, marketing, client service, brokerage services and other critical functionality, all custom-built for the real estate industry. Compass agents utilize the platform to grow their business, save time and manage their business more effectively. For more information on how Compass empowers real estate agents, one of the largest groups of small business owners in the country, please visit www.compass.com.

1 @properties was ranked the number eight real estate brokerage in sales volume for 2023 by Real Trends in March 2024
2 Compass was ranked the number one real estate brokerage in sales volume for 2023 by Real Trends in March 2024

About @properties
@properties is a Chicago-based real estate services company that owns and operates real estate brokerage firms in seven states, multi-state title and mortgage companies, Proper Title and Proper Rate, and the Christie’s International Real Estate network. @properties is also the creator of pl@tform™, a proprietary brokerage-technology software that enables agents to digitally manage all aspects of the client relationship and real estate transaction through one fully integrated system. Since its start in 2000, the company has been led by co-founders and co-CEOs, Thad Wong and Mike Golden. For more information, visit https://www.atproperties.com/.

About Christie’s International Real Estate
Christie’s International Real Estate is a global luxury real estate network with over 100 independently owned brokerage Affiliates in almost 50 countries and territories. The brand is closely aligned with Christie’s world-leading art and luxury business. Through the invitation-only network, Christie’s International Real Estate and its members offer incomparable service to a global clientele of luxury homebuyers, sellers, developers, and investors. For more information, visit https://www.christiesrealestate.com/.

Disclosure Channels
Compass uses its Investor Relations website, https://investors.compass.com, as a means of disclosing information which may be of interest or material to its investors and for complying with disclosure obligations under Regulation FD. We intend to announce material information to the public through filings with the Securities and Exchange Commission, or the SEC, the investor relations page on our website (www.compass.com), press releases, public conference calls, public webcasts, our X (formerlyTwitter) feed (@Compass), our Facebook page, our LinkedIn page, our Instagram account, our YouTube channel, and Robert Reffkin’s X (formerly Twitter) feed (@RobReffkin) and Instagram account (@robreffkin). Accordingly, investors should monitor each of these disclosure channels.

Safe Harbor Statement
This press release includes forward-looking statements, which are statements other than statements of historical facts, and statements in the future tense. These statements include, but are not limited to, statements regarding the proposed transaction, expected timeline, our expected future performance, including expected financial results, and our expectations for operational achievements and synergies after the closing of the proposed transaction. Forward-looking statements are based upon various estimates and assumptions, as well as information known to us as of the date of this press release, and are subject to risks and uncertainties, including but not limited to: our ability to consummate the proposed transaction on the expected timeline or at all (including due to inability to obtain the necessary regulatory approvals or obtaining such approvals subject to conditions that are not anticipated), the risk that a condition of closing of the proposed transaction may not be satisfied or that the closing of the proposed transaction might otherwise not occur, the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the merger agreement, including in circumstances requiring us to pay a termination fee, the diversion of management time on transaction-related issues, risks related to disruption of management time from ongoing business operations due to the proposed transaction, the risk that the proposed transaction and its announcement could have an adverse effect on the ability of @properties to retain its key agents and personnel, unexpected costs, charges or expenses resulting from the proposed transaction, potential litigation relating to the proposed transaction that could be instituted against the parties to the merger agreement or their respective directors, managers or officers, including the effects of any outcomes related thereto and other risks set forth in our annual report on Form 10-K and our subsequent quarterly reports on Form 10-Q. Significant variation from the assumptions underlying our forward-looking statements could cause our actual results to vary, and the impact could be significant. Accordingly, actual results could differ materially from those predicted or implied or such uncertainties could cause adverse effects on our results. Reported results should not be considered as an indication of future performance.

More information about factors that could adversely affect our business, financial condition and results of operations, or that could cause actual results to differ from those expressed or implied in our forward-looking statements is included under the captions “Risk Factors,” “Legal Proceedings” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our most recent annual report on Form 10-K and our subsequent quarterly reports on Form 10-Q, copies of which are available on the Investor Relations page of our website at https://investors.compass.com/ and on the SEC website at www.sec.gov. All information herein speaks as of the date hereof and all forward-looking statements contained herein are based on information available to us as of the date hereof, and we do not assume any obligation to update these statements as a result of new information or future events. Undue reliance should not be placed on the forward-looking statements in this press release.

Transaction Details
The transaction is subject to customary closing conditions, including obtaining regulatory approvals, and is expected to close in 2025. Investors can find additional details on the transaction in Compass’ investor presentation and Form 8-K filed with the SEC in conjunction with this press release. The 8-K and investor presentation are also available in the SEC Filings and Events & Presentations sections of the Compass Investor Relations website at https://investors.compass.com.

Investor Contact
Soham Bhonsle
soham.bhonsle@compass.com

Media Contact
Devin Daly Huerta
devin.daly@compass.com